J.P. MORGAN FUNDS

JPMorgan SmartSpending 2050 Fund

(Class A Shares)

(a series of JPMorgan Trust IV)

(the “Fund”)

Supplement dated August 30, 2018

to the Summary Prospectus and Prospectus

dated November 1, 2017, as supplemented

Changes to Sales Charges and Breakpoints for Class A Shares purchased on or after September 30, 2018. Effective September 30, 2018 (the “Effective Date”), the Board of Trustees of the Fund has approved changes to the sales charges and breakpoint schedules for Class A Shares of the Fund. On the Effective Date, shareholders may qualify for reduced sales charges if they purchase at least $50,000 of the Fund. In connection with these changes, the following changes will be made to the Summary Prospectus and Prospectus on the Effective Date.

Fees and Expense Table Changes. On the Effective Date, the second sentence in the Summary Prospectus and Prospectus for the Fund under “Fees and Expenses of the Fund” will be replaced with the following:

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds.

Breakpoint Table Changes — On the Effective Date, the tables on page 27 of the Prospectus under “Class A Shares” are hereby deleted and replaced with the following:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	4.50	4.71	4.05	0.00
$50,000 to $99,999	3.50	3.63	3.05	0.00
$100,000 to $249,999	3.00	3.09	2.55	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

2

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

3	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

4	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

Letter of Intent and Rights of Accumulation Changes — On the Effective Date, the following sentence shall be added to the end of “Letters of Intent (LOI)” and “Rights of Accumulation (ROA)” in the “Glossary of Common Investment Terminology” section of the Prospectus:

Letters of Intent and Rights of Accumulation shall be based on the sales charge and breakpoint schedules in effect when the initial shares were purchased.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-SS2050-FEES-818